Exhibit 15.2

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1)	Name of company

Cambridge Antibody Technology

2)	Name of director

John Stocker

3)	Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

As in 2 above

4)	Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Greenwood Nominees Limited

5)	Please state whether notification relates to a person(s) connected with the Director named in 2 above and identify the connected person(s)

As in 2 above

6)	Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Regular annual payment of part of directors fees in lieu of cash consideration

7)	Number of shares/amount of stock acquired

1,028

8)	Percentage of issued class

0.003%

9)	Number of shares/amount of stock disposed

Nil

10)	Percentage of issued class

Nil

11)	Class of security

Ordinary 10 pence shares

12)	Price per share

£5.935

13)	Date of transaction

26 November 2004

14)	Date company informed

26 November 2004

15)	Total holding following this notification

81,979

16)	Total percentage holding of issued class following this notification

0.199%

If a director has been granted options by the company please complete the following boxes

17)	Date of grant

18)	Period during which or date on which exercisable

19)	Total amount paid (if any) for grant of the option

20)	Description of shares or debentures involved: class, number

21)	Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22)	Total number of shares or debentures over which options held following this notification

23)	Any additional information

24)	Name of contact and telephone number for queries

Justin Hoskins, 01223 898589

25)	Name and signature of authorised company official responsible for making this notification

Date of Notification 26 November 2004

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1)	Name of company

Cambridge Antibody Technology

2)	Name of director

Ake Stavling

3)	Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

As in 2 above

4)	Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Greenwood Nominees Limited

5)	Please state whether notification relates to a person(s) connected with the Director named in 2 above and identify the connected person(s)

As in 2 above

6)	Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Regular annual payment of part of directors fees in lieu of cash consideration

7)	Number of shares/amount of stock acquired

1,028

8)	Percentage of issued class

0.003%

9)	Number of shares/amount of stock disposed

Nil

10)	Percentage of issued class

Nil

11)	Class of security

Ordinary 10 pence shares

12)	Price per share

£5.935

13)	Date of transaction

26 November 2004

14)	Date company informed

26 November 2004

15)	Total holding following this notification

2,135

16)	Total percentage holding of issued class following this notification

0.005%

If a director has been granted options by the company please complete the following boxes

17)	Date of grant

18)	Period during which or date on which exercisable

19)	Total amount paid (if any) for grant of the option

20)	Description of shares or debentures involved: class, number

21)	Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22)	Total number of shares or debentures over which options held following this notification

23)	Any additional information

24)	Name of contact and telephone number for queries

Justin Hoskins, 01223 898589

25)	Name and signature of authorised company official responsible for making this notification

Date of Notification 26 November 2004

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1)	Name of company

Cambridge Antibody Technology

2)	Name of director

Sir Aaron Klug

3)	Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

As in 2 above

4)	Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Greenwood Nominees Limited

5)	Please state whether notification relates to a person(s) connected with the Director named in 2 above and identify the connected person(s)

As in 2 above

6)	Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Regular annual payment of part of directors fees in lieu of cash consideration

7)	Number of shares/amount of stock acquired

1,028

8)	Percentage of issued class

0.003%

9)	Number of shares/amount of stock disposed

Nil

10)	Percentage of issued class

Nil

11)	Class of security

Ordinary 10 pence shares

12)	Price per share

£5.935

13)	Date of transaction

26 November 2004

14)	Date company informed

26 November 2004

15)	Total holding following this notification

31,307

16)	Total percentage holding of issued class following this notification

0.076%

If a director has been granted options by the company please complete the following boxes

17)	Date of grant

18)	Period during which or date on which exercisable

19)	Total amount paid (if any) for grant of the option

20)	Description of shares or debentures involved: class, number

21)	Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22)	Total number of shares or debentures over which options held following this notification

23)	Any additional information

24)	Name of contact and telephone number for queries

Justin Hoskins, 01223 898589

25)	Name and signature of authorised company official responsible for making this notification

Date of Notification 26 November 2004

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1)	Name of company

Cambridge Antibody Technology

2)	Name of director

Peter Ringrose

3)	Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

As in 2 above

4)	Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Greenwood Nominees Limited

5)	Please state whether notification relates to a person(s) connected with the Director named in 2 above and identify the connected person(s)

As in 2 above

6)	Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Regular annual payment of part of directors fees in lieu of cash consideration

7)	Number of shares/amount of stock acquired

1,028

8)	Percentage of issued class

0.003%

9)	Number of shares/amount of stock disposed

Nil

10)	Percentage of issued class

Nil

11)	Class of security

Ordinary	10 pence shares

12)	Price per share

£5.935

13)	Date of transaction

26 November 2004

14)	Date company informed

26 November 2004

15)	Total holding following this notification

2,955

16)	Total percentage holding of issued class following this notification

0.007%

If a director has been granted options by the company please complete the following boxes

17)	Date of grant

18)	Period during which or date on which exercisable

19)	Total amount paid (if any) for grant of the option

20)	Description of shares or debentures involved: class, number

21)	Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22)	Total number of shares or debentures over which options held following this notification

23)	Any additional information

24)	Name of contact and telephone number for queries

Justin Hoskins, 01223 898589

25)	Name and signature of authorised company official responsible for making this notification

Date of Notification 26 November 2004

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1)	Name of company

Cambridge Antibody Technology

2)	Name of director

Professor Christopher Marshall

3)	Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

As in 2 above

4)	Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Greenwood Nominees Limited

5)	Please state whether notification relates to a person(s) connected with the Director named in 2 above and identify the connected person(s)

As in 2 above

6)	Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Regular annual payment of part of directors fees in lieu of cash consideration

7)	Number of shares/amount of stock acquired

20

8)	Percentage of issued class

0.00005%

9)	Number of shares/amount of stock disposed

Nil

10)	Percentage of issued class

Nil

11)	Class of security

Ordinary	10 pence shares

12)	Price per share

£5.935

13)	Date of transaction

26 November 2004

14)	Date company informed

26 November 2004

15)	Total holding following this notification

20

16)	Total percentage holding of issued class following this notification

0.00005%

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1)	Name of company

Cambridge Antibody Technology

2)	Name of director

Dr Paul Nicholson

3)	Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

As in 2 above

4)	Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Dr Paul Nicholson

5)	Please state whether notification relates to a person(s) connected with the Director named in 2 above and identify the connected person(s)

As in 2 above

6)	Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Regular annual payment of part of directors fees in lieu of cash consideration

7)	Number of shares/amount of stock acquired

2,019

8)	Percentage of issued class

0.0005%

9)	Number of shares/amount of stock disposed

Nil

10)	Percentage of issued class

Nil

11)	Class of security

Ordinary 10 pence shares

12)	Price per share

£5.935

13)	Date of transaction

26 November 2004

14)	Date company informed

26 November 2004

15)	Total holding following this notification

9,112

16)	Total percentage holding of issued class following this notification

0.022%

If a director has been granted options by the company please complete the following boxes

17)	Date of grant

18)	Period during which or date on which exercisable

19)	Total amount paid (if any) for grant of the option

20)	Description of shares or debentures involved: class, number

21)	Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22)	Total number of shares or debentures over which options held following this notification

23)	Any additional information

24)	Name of contact and telephone number for queries

Justin Hoskins, 01223 898589

25)	Name and signature of authorised company official responsible for making this notification

Date of Notification 26 November 2004

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1)	Name of company

Cambridge Antibody Technology

2)	Name of director

Professor Uwe Bicker

3)	Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

As in 2 above

4)	Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Professor Uwe Bicker

5)	Please state whether notification relates to a person(s) connected with the Director named in 2 above and identify the connected person(s)

As in 2 above

6)	Please stats the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Regular annual payment of part of directors fees in lieu of cash consideration

7)	Number of shares/amount of stock acquired

1,028

8)	Percentage of issued class

0.003%

9)	Number of shares/amount of stock disposed

Nil

10)	Percentage of issued class

Nil

11)	Class of security

Ordinary 10 pence shares

12)	Price per share

£5.935

13)	Date of transaction

26 November 2004

14)	Date company informed

26 November 2004

15)	Total holding following this notification

5, 838

16)	Total percentage holding of issued class following this notification

0.014%

If a director has been granted options by the company please complete the following boxes

17)	Date of grant

18)	Period during which or date on which exercisable

19)	Total amount paid (if any) for grant of the option

20)	Description of shares or debentures involved: class, number

21)	Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22)	Total number of shares or debentures over which options held following this notification

23)	Any additional information

24)	Name of contact and telephone number for queries

Justin Hoskins, 01223 898589

25)	Name and signature of authorised company official responsible for making this notification

Date of Notification 26 November 2004

END